SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2010
________

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification no.)

35 East 62nd Street
New York, New York	10065
(Address of principal executive	(Zip code)
offices)

Registrant’s telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

     On September 28, 2010, SIGA Technologies, Inc., a Delaware corporation (“SIGA” or “the Company”), concluded, based on the recommendation of management, that the previously issued consolidated financial statements for the years ended December 31, 2009 and 2008, included in the Company’s most recently filed annual report on Form 10-K, and the quarterly periods from June 30, 2008 through June 30, 2010 included in the Company’s quarterly reports on Forms 10-Q (collectively, the “Affected Financial Statements”), are no longer reliable because they failed to incorporate non-cash charges resulting from required adjustments to certain outstanding warrants (the “Warrants”). These adjustments were triggered by the application of anti-dilution provisions included in the agreements governing the Warrants and, for the quarterly periods from June 30, 2008 through June 30, 2010, have resulted in the issuance of additional warrants to acquire approximately 710,000 shares of SIGA common stock. The required non-cash charges, totaling approximately $4.54 million for the period from June 30, 2008 through June 30, 2010, were not recorded in the affected accounting periods. The Company has determined that the Affected Financial Statements should be restated to reflect these non-cash charges.

     The Company has concluded that the only change required to its previously filed balance sheets and statements of operations will be the recording of the appropriate non-cash charges in the appropriate reporting periods and the effects therefrom. No other change to its previously filed balance sheets or statements of operations is anticipated.

     There is no impact on net cash flows for the 2008 and 2009 annual periods and the first two 2010 quarterly periods because the changes in the fair value of common stock warrants are recorded as non-cash charges that adjust net loss to reconcile to net cash used in operating activities on the Company’s consolidated statements of cash flows.

     These non-cash charges arise because the Company has accounted for the Warrants under the provisions of Emerging Issues Task Force No. 00-19 (now ASC 815), which requires that free-standing derivative financial instruments that require net cash settlement be classified as assets or liabilities at the time of the transaction, and recorded at their fair value. ASC 815 also requires that any subsequent change in the fair value of the derivative instruments be reported in earnings or loss for so long as the derivative contracts are classified as assets or liabilities.

     The effects of these non-cash adjustments on the Company’s financial statements for the years ended December 31, 2009 and 2008 and the quarters ended June 30, 2010 and March 31, 2010, are detailed below, by reporting period.

     The Company is currently preparing amendments to its prior filings with the Securities and Exchange Commission in order to restate its financial statements for each of the nine quarters in the period ended June 30, 2010. The Company’s management has determined that there was a material weakness in the Company’s internal control over financial reporting that did not allow for timely identification and recording with respect to anti-dilution provisions included in the Warrants. The Company is in the process of implementing additional accounting controls and procedures to remediate the internal control that was ineffective where contractual terms are reviewed on a quarterly basis to assess financial statements implications and is considering further enhancements to its existing internal controls and procedures.

     The Company’s Audit Committee has discussed with the Company’s independent registered public accounting firm the matters disclosed in this filing.

Balance Sheet Summaries
Unaudited, In Thousands

	June 30, 2010
	As Originally Reported	Adjustments	As Restated
Total Current assets	19,341		19,341
Total Noncurrent assets	2,819		2,819
Total assets	$22,160		$22,160
Total current liabilities	9,835		9,835
Common stock warrants	8,495	4,543	13,038
Total liabilities	18,330	4,543	22,873
Common Stock, Additional Paid in Capital
and Other	103,744		103,744
Accumulated deficit	(99,914)	(4,543)	(104,457)
Total stockholders' equity	3,830	(4,543)	(713)
Total liabilities and stockholders' equity	$22,160		$22,160

	March 31, 2010
	As Originally Reported	Adjustments	As Restated
Total Current assets	21,239		21,239
Total Noncurrent assets	2,476		2,476
Total assets	$23,715		$23,715
Total current liabilities	8,890		8,890
Common stock warrants	7,387	3,863	11,250
Total liabilities	16,277	3,863	20,140
Common Stock, Additional Paid in Capital
and Other	102,781		102,781
Accumulated deficit	(95,343)	(3,863)	(99,206)
Total stockholders' equity	7,438	(3,863)	3,575
Total liabilities and stockholders' equity	$23,715		$23,715

	December 31, 2009
	As Originally Reported	Adjustments	As Restated
Total Current assets	23,487		23,487
Total Noncurrent assets	2,429		2,429
Total assets	$25,916		$25,916
Total current liabilities	9,029		9,029
Common stock warrants	6,398	3,336	9,734
Total liabilities	15,427	3,336	18,763
Common Stock, Additional Paid in Capital
and Other	101,422		101,422
Accumulated deficit	(90,933)	(3,336)	(94,269)
Total stockholders' equity	10,489	(3,336)	7,153
Total liabilities and stockholders' equity	$25,916		$25,916

	December 31, 2008
	As Originally Reported	Adjustments	As Restated
Total Current assets	6,255		6,255
Total Noncurrent assets	2,542		2,542
Total assets	$8,797		$8,797
Total current liabilities	4,319		4,319
Common stock warrants	2,924	1,553	4,477
Total liabilities	7,243	1,553	8,796
Common Stock, Additional Paid in Capital
and Other	72,160		72,160
Accumulated deficit	(70,606)	(1,553)	(72,159)
Total stockholders' equity	1,554	(1,553)	1
Total liabilities and stockholders' equity	$8,797		$8,797

Statement of Operations Summaries
Unaudited, In Thousands

	Three months ended June 30, 2010
	As Originally Reported	Adjustments	As Restated
Revenues	$4,447		$4,447
Total operating expenses	7,469		7,469
Operating Loss	(3,022)		(3,022)
Decrease (increase) in fair value of common
stock rights and common stock warrants	(1,549)	(679)	(2,228)
Net loss	$(4,571)	$(679)	$(5,250)
Weighted average shares outstanding: basic
and diluted	43,620		43,620
Net loss per share: basic and diluted	$(0.10)	$(0.02)	$(0.12)

	Three months ended March 31, 2010
	As Originally Reported	Adjustments	As Restated
Revenues	$5,075		$5,075
Total operating expenses	8,116		8,116
Operating Loss	(3,041)		(3,041)
Decrease (increase) in fair value of common
stock rights and common stock warrants	(1,369)	(527)	(1,896)
Net loss	$(4,410)	$(527)	$(4,937)
Weighted average shares outstanding: basic
and diluted	43,196		43,196
Net loss per share: basic and diluted	$(0.10)	$(0.01)	$(0.11)

	Year ended December 31, 2009
	As Originally Reported	Adjustments	As Restated
Revenues	$13,812		$13,812
Total operating expenses	25,691		25,691
Operating Loss	(11,879)		(11,879)
Decrease (increase) in fair value of common
stock rights and common stock warrants	(5,740)	(1,783)	(7,523)
Other income (expense), net	1		1
Net loss	$(17,618)	$(1,783)	$(19,401)
Weighted average shares outstanding: basic
and diluted	37,463		37,463
Net loss per share: basic and diluted	$(0.47)	$(0.05)	$(0.52)

	Year ended December 31, 2008
	As Originally Reported	Adjustments	As Restated
Revenues	$8,066		$8,066
Total operating expenses	16,803		16,803
Operating Loss	(8,737)		(8,737)
Decrease (increase) in fair value of common
stock rights and common stock warrants	43	(1,553)	(1,510)
Other income (expense), net	94		94
Net loss	$(8,600)	$(1,553)	$(10,153)
Weighted average shares outstanding: basic
and diluted	34,733		34,733
Net loss per share: basic and diluted	$(0.25)	$(0.04)	$(0.29)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

By:	/s/ Ayelet Dugary
Ayelet Dugary
Chief Financial Officer

Date: September 28, 2010